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                                                                   Exhibit No. 5

               APPLICATION FOR FLEXIBLE PREMIUM VARIABLE ANNUITY
          LINCOLN BENEFIT LIFE COMPANY, LINCOLN BENEFIT LIFE CENTRE,
                            LINCOLN, NE 68501-0469

ANNUITANT: Name_________________Birth Date___-___-___Soc. Sec. No.____-____-____
Street Address______________________City, State, ZIP____________________________
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OWNER (IF OTHER): Name_______________________________Soc. Sec. No.____-____-____
Street Address______________________City, State, ZIP____________________________
Birth Date___-___-___Relationship to Annuitant__________________________________
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PRIMARY BENEFICIARY: Name____________________________Soc. Sec. No.____-____-____
Street Address______________________City, State, ZIP____________________________
Relationship to Owner______________________________________Birth Date___-___-___
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CONTINGENT BENEFICIARY: Name_________________________Soc. Sec. No.____-____-____
Street Address______________________City, State, ZIP____________________________
Relationship to Owner______________________________________Birth Date___-___-___
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PURCHASE PAYMENT INFORMATION: First Purchase Payment of $______________________
submitted herewith (Check or Money Order should be payable to Lincoln Benefit Life Co.). A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Company, and any sums submitted with this application will be refunded. The Contract Owner intends to make subsequent purchase payments of $_________________ on a [_]monthly (PAM) [_]quarterly [_]semi-annually [_]annual basis [_] single payment.
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

PURCHASE PAYMENT ALLOCATION: (whole percentages only and must equal 100%)
Janus Aspen Series           Fidelity Variable Insurance     Federated Insurance Management Series       Alger American Fund
_____% Flexible Income       Products Fund                   _____% High Income Bond Fund                _____% Income & Growth
_____% Balanced              _____% Money Market             _____% Utility Fund                         _____% Small Capitalization
_____% Growth                _____% Equity Income            _____% Fund for U.S. Govt. Securities       _____% Growth
_____% Aggressive Growth     _____% Overseas                                                             _____% MidCap Growth
_____% Worldwide Growth      _____% Growth                   Scudder Variable Life Investment Fund       _____% Leveraged AllCap
[A] Retirement Funds, Inc.   Fidelity Variable Insurance     _____% Bond
_____% [A] Regional          Products Fund II                _____% Balanced
_____% [A] Reserve           _____% Asset Manager
_____% [A] Balanced          _____% Contrafund               Fixed Account
                             _____% Index 500                _____%
====================================================================================================================================

Will this annuity replace or change any existing policy? [_]Yes [_]No If Yes give name of company, policy issue date, policy number and cost basis,_______________________________________________________________________
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TAX QUALIFIED?   [_]IRA   [_]SEP-IRA   [_]403(b)   [_] Other____________________
                 [_]401 (a) ([_]LBL Prototype [_]Funding Vehicle)
                 [_]401 (k) ([_]LBL Prototype [_]Funding Vehicle)
                 Tax Year for which contribution is to be applied_______________
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ADDITIONAL BENEFICIARY INSTRUCTIONS OR OTHER REMARKS IF ANY:


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HOME OFFICE ENDORSEMENTS:


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I declare; To the best of my knowledge and belief, all statements and answers are true, complete and correctly reported. Lincoln Benefit Life may correct or endorse this application. No change shall be made in the annuity amount or plan or issue age by such endorsement or correction. Under penalties of perjury, I certify that the Social Security Number stated herein is my correct taxpayer ID number, and I am not subject to backup withholding. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES PROVIDED UNDER THE SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. [_]Please send me a copy of the Statement of Additional Information to the prospectus.

Signed at_______________On (date)___-___-___Owner's Signature__________________

Agent Name_________________________Agent Signature______________________________

VAA-9330, Rev. 2/98
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PAM Pre-Authorized Method  I authorize the Company to collect $_____________, on
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the due date specified, by initiating electronic debit entries to my account.  A balance must exist before the program can commence.  ATTACH VOIDED CHECK.
(Credit unions and savings accounts may not be eligible.)

Signature of Authorized Account Owner                           Date
                                     ---------------------------    -----------
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TO THE CONTRACT OWNER
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TRANSFER AUTHORIZATION:
[ ] I authorize Lincoln Benefit Life Company ("LBL") to act upon the written or telephone instructions from the person named below to 1) change the allocation of payments and deductions between and among the subaccounts; and 2) transfer amounts among the subaccounts. Neither LBL nor any person authorized by us will be responsible for any claim, loss, liability or expense in connection with such transfer authorization if LBL, or its employees, acts upon transfer instructions in good faith. LBL may establish procedures to determine the proper identification of the person requesting a transfer.
Name and Relationship of authorized Person:



Name:_________________________Relationship_________________SS#__________________



DOLLAR COST AVERAGING PORTFOLIO REBALANCING:
Select only one. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
[ ]Dollar Cost Averaging (DCA):
Please dollar cost average in the amount of $____________________ ($100 minimum transfer) from_____________________________________
to the following Subaccounts (eight maximum) dollar amounts only:
Frequency: [ ] Monthly  [ ] Quarterly  [ ] Annual

[ ]Portfolio Rebalancing (PR):
Please rebalance in the percentages specified below
  Frequency: [ ] Monthly   [ ] Semiannual
             [ ] Quarterly [ ] Annual
Date of First Rebalance_______-_____-______
                         MO     DA     YR

If no date selected, the first rebalance will occur one period after issue date.


Janus Aspen Series                   Fidelity VIPF
  DCA      PR                           DCA     PR
$_______ _______% Flexible Income    $_______ ______% Money Market

$_______ _______% Balanced           $_______ ______% Equity-Income

$_______ _______% Growth             $_______ ______% Overseas

$_______ _______% Aggressive Growth  $_______ ______% Growth

$_______ _______% Worldwide Growth


Federated Insurance Management Series
  DCA      PR
$_______ _______% Utility Fund

$_______ _______% Fund for U.S. Govt. Securities  Balanced

$_______ _______% High Income Bond Fund



Alger American Fund
  DCA      PR
$_______ _______% Income & Growth

$_______ _______% Small Capitalization

$_______ _______% Growth

$_______ _______% MidCap Growth

$_______ _______% Leveraged AllCap


Scudder Variable Life Investment Fund      Fidelity VIPF II
  DCA      PR                                DCA        PR
$_______ _______% Bond                     $_______ _______% Asset Manager

$_______ _______% Balanced                 $_______ _______% Contrafund

                                           $_______ _______% Index 500


IAI Retirement Funds, Inc.
  DCA     PR
$_______ _______% IAI Regional

$_______ _______% IAI Balanced

$_______ _______% IAI Reserve


Fixed Account
  DCA      PR
   $_______ _______% (Restrictions Apply
     for DCA-see prospectus for details)



SYSTEMATIC WITHDRAWALS  ($50.00 minimum withdrawal)

I authorize systematic withdrawals of [ ] $_________, or [ ] Interest Earnings, or [ ]_________% Percentage of Purchase payments from my contract value to commence during the month of ____________________. Withdrawals may be subject to penalties and/or a Deferred Sales Charge. Additional restrictions may apply to contracts held as a Qualified Plan.

Frequency:  [ ] Monthly  [ ] Quarterly  [ ] Semi-Annual  [ ] Annual

Please indicate the amount or percentage of the withdrawal from the chosen Subaccount(s) [ ] Dollar Amount Specified
[ ] Percentage Specified
[ ] Or mark this box if the withdrawal is to be taken from the account value on a Pro Rata basis.
JANUS ASPEN SERIES__________ Flexible Income_________Balanced_____________Growth
                  __________ Aggressive Growth_______________Worldwide Growth IAI RETIREMENT FUNDS, INC._________IAI Regional_______IAI Reserve_____________ ________IAI Balanced
FIDELITY VIPF__________Money Market__________Equity Income_____________Overseas _____________Growth
FIDELITY VIPF II____________Asset Manager_______________Contrafund____________
____________Index 500
FEDERATED INSURANCE MANAGEMENT SERIES___________High Income Bond Fund_________ __________________Utility Fund
____________________________Fund for U.S. Gov't. Securities

SCUDDER VARIABLE LIFE INVESTMENT FUND________________Bond _____________Balanced FIXED ACCOUNT_______________
ALGER AMERICAN FUND_____________Income & Growth____________Small Capitalization ____________________Growth
____________________Midcap Growth ___________________Leveraged AllCap

PLEASE  [ ] WITHHOLD  [ ] DO NOT WITHHOLD FEDERAL INCOME TAXES

Signature of Owner__________________________________________Date_______________
               Contract Owner's Signature required for Transfer
                  Authorization or authorization of DCA or SW
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TO THE AGENT              To the best of your knowledge will this annuity
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replace or change any existing life insurance or annuity in this or any other company [ ] Yes  [ ] No

Print Agent's Name___________________________________Agent Number_______________

Signature of Agent___________________________________Agent's Phone No.__________
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______________________________________________

TO THE REGISTERED REPRESENTATIVE/BROKER/DEALER     Choose option: [ ] OPTION A
______________________________________________

[ ] OPTION B [ ] OPTION C

Broker/Dealer_________________________________Telephone________________________